Income Taxes	6 Months Ended
Jun. 30, 2024
Major components of tax expense (income) [abstract]
Income Taxes	Income Taxes
Income tax expense is recognized based on the income tax rates in the following main tax jurisdictions where the Group operated during the six months ended June 30, 2023 and 2024. The Company is incorporated and is exempt from income tax in the Cayman Islands, with subsidiaries formed in the United States, the People's Republic of China ("PRC"), Australia and Hong Kong.
For the six months ended June 30, 2024, the Group’s income tax expense of US$0.06 million is due primarily to income tax expense for Connect US. Connect US is treated for income tax purposes as a service provider for Connect HK and earns service fee income on a cost-plus basis.
As of June 30, 2024, the Group did not have any significant unrecognized uncertain tax positions.